EXHIBIT 10.68

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 18	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: April 1, 2008	4. PROGRAM: DHCM-ACUTE
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan, LLC 7878 North 16th Street, Suite 105 Phoenix, Arizona 85020

6. PURPOSE:  To amend Sections B Capitation Rates; Section C, Definitions; Section D, Program Requirements; Section F, Index of Section D; Attachment B, Minimum Network Standards; Attachment G, Auto Assignment Algorithm; and Attachment H(1), Enrollee Grievance System Standards and Policy.

7.	The above referenced contract is amended as follows:

	A.	SECTION B, CAPITATION RATES-See Contract B for specifics.

	B.	SECTION C, DEFINITIONS-For Liable Party and Third Party Liability

	C.	SECTION D, PROGRAM REQUIREMENTS-See Contract Section D. for specifics.

	D.	SECTION F, INDEX OF SECTION D-Reserved Section

	E.	ATTACHMENT B, MINIMUM NETWORK STANDARDS-Removed reference to Hospital Subcontracting and Reimbursement PILOT Program.

	F.	ATTACHMENT G, AUTO ASSIGNMENT ALGORITUM-Added language clarifying algorithm considerations for the end of the Contract term

	G.	ATTACHMENT H(1), ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY-Amended #20 to read that all notifications to providers must be in writing.

NOTE:  Please sign, date and return one original to:
Philip Baldwin
AHCCCS Contracts and Purchasing
701 E Jefferson Street, MD 5700
Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR: Phoenix Health Plan, LLC	10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER	SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 5/5/08	DATE: APR 23, 2008